Taxation	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Taxation
10.
Taxation

The entire tax credit of £6.9m relates to current tax as shown below. No deferred tax was recognized in the year.

	December 31
	2022	2021
	£000s	£000s
Current Tax Expense
Current Year	(7,280)	(5,571)
Changes in estimate related to prior years	401	(875)
Total current tax	(6,879)	(6,446)
Deferred Tax Expense
Origination and reversal of temporary differences	-	-
Change in tax rate	-	-
Recognition of previously unrecognized tax losses	-	-
Recognition of previously unrecognized tax losses (derecognition of previously recognised) deductible temporary differences	-	-

Taxation	(6,879)	(6,446)

The deferred tax charge in 2022 was nil (2021: nil; 2020: nil). Reconciliation of tax credit at standard rate of U.K. corporation tax to the current tax credit:

	Year ended December 31,
	2022	2021	2020
	£000s	£000s	£000s
Loss before tax	(47,368)	(45,856)	(36,041)
Tax credit at the standard rate of U.K. corporation tax of 19% (2020: 19%; 2019: 19%)	9,000	8,713	6,848
Effect of overseas tax rate	544	(264)	(85)
Impact of unrelieved tax losses not recognized	(9,948)	(8,639)	(6,763)
Adjustment in respect of prior year	(401)	875	(42)
Research and development tax credit in respect of current year	7,836	6,945	3,536
Effect of overseas taxes	(152)	(1,184)	-
	6,879	6,446	3,494

Estimated tax losses of £167.8 million (2021: £154.1 million; 2020: £135.6 million) are available for relief against future profits.

The deferred tax asset not recognized in these financial statements on the estimated losses and the treatment of the equity settled share- based payments, net of any other temporary differences is detailed in note 23. During the year, the Group had not yet received a research and development tax credit related to the prior year (2021: £4.4 million; 2020: £3.02 million). The Group has accrued £7.8 million (2021: £6.95 million; 2020: £3.54 million) recognizing a current tax asset in respect of 2022 research and development tax credits. Research and development tax credit in respect of the current year includes amounts for unfunded projects that are permissible to claim under the Small or Medium Enterprise ('SME') R&D tax scheme. In addition to this we have also recognised £0.5m of income from the RDEC scheme in the income statement within research and development costs. The company had a foreign tax expense of £0.4 million. (2021: £0.2 million; 2020: £nil).

The corporation tax main rate during 2022 was 19% (2021: 19%; 2020: 19%). In the Spring Budget 2021, the U.K. Government announced that from 1 April 2023 the corporation tax rate will increase to 25%. As the company has not recognized any related deferred tax assets as at 31, December 2022, the tax rate increase has no impact.

Since the Group does not have an establishment or place of business in China, the Group is subject to withholding tax on gross income from dividends, interest, lease of property, royalties, and other China-source passive income. In 2021 the Group entered into a collaboration agreement with Hansoh, a biopharmaceutical company in China and received a $16 million upfront payment, which required withholding tax of $1.6 million. In 2022 the Group received a milestone payment of £1.5 million ($2.0 million), which required withholding tax of £0.2 million.